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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 30, 2003

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)



                 TEXAS                                      74-2684967
     (State or other jurisdiction                        (I.R.S. Employer
           of incorporation)                            Identification No.)



           13710 FNB PARKWAY                                68154-5200
            OMAHA, NEBRASKA                                 (Zip Code)
    (Address of principal executive
               offices)




                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)



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         Item 5. Other Events

                  The registrant is filing herewith a copy of a press release announcing Northern Border Partners, L.P. earnings for fourth quarter 2002 and a reserve of $10 million established by Northern Border Pipeline Company.



         Item 7. Exhibits

                  99.1 Northern Border Partners, L.P. press release dated January 30, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTHERN BORDER PIPELINE COMPANY
                                       By: Northern Plains Natural Gas Company,
                                           Operator

                                       By: /s/ Jerry L. Peters
                                           ----------------------
                                               Jerry L. Peters
                                               Vice President, Finance and
                                               Treasurer


Dated: January 30, 2003



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                                  Exhibit Index

Exhibit 99.1    Northern Border Partners, L.P. Press Release dated January 30,
                2003.



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